Subsequent Events (Details)	1 Months Ended
Feb. 28, 2022
Subsequent Event [Member]
Subsequent Events (Details) [Line Items]
Description of subsequent events	Anghami has signed an exclusive agreement with Amr Diab, a major Arab artist, whereby his existing content is available only on the Company’s platform. In addition, the agreement entails the creation of exclusive music content over the period of the agreement as well as TV commercial and live event. As per the agreement Anghami will pay Amr Diab USD 10,000,000 over a period of 3 years.In April 2022, Anghami signed an agreement with Rotana, one of the region’s leading Arabic label companies. Rotana’s content was removed from Anghami back in 2018 (due to an exclusive deal Rotana had with Deezer) and the current agreement reinstate all Rotana content on the Company’s platform. Contract tenure is 18 months with auto renewal options. As per the agreement Anghami will pay Rotana USD 4,500,000 over a period of 18 months.